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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


    Investment Company Act file number  811-08883
                                       -----------------------------------------

                         The Shepherd Street Funds, Inc.
   -----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


        480 Shepherd Street   Winston-Salem, North Carolina    27103
   -----------------------------------------------------------------------------
               (Address of principal executive offices)     (Zip code)


                              John F. Splain, Esq.

   Ultimus Fund Solutions, LLC    135 Merchant Street   Cincinnati, Ohio  45246
   -----------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (336) 768-7230
                                                    ----------------

Date of fiscal year end:      September 30, 2003
                          ---------------------------

Date of reporting period:     September 30, 2003
                          ---------------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.




                           --------------------------
                                    SHEPHERD

     [GRAPHIC OMITTED]               STREET

                                     EQUITY

                                      FUND
                           --------------------------

                         THE SHEPHERD STREET FUNDS, INC.
                                  Annual Report
                               September 30, 2003

THE SHEPHERD STREET EQUITY FUND                                 OCTOBER 21, 2003
--------------------------------------------------------------------------------

Dear Shareholder:
                                                           [LOGO OMITTED]

On October 2, 2003, the Shepherd Street Equity Fund (the Fund) reached another milestone--its fifth year anniversary of investment operations. Thank you for your support in helping make the Fund a success over the past five years. Last year, we reported to you that the Fund had posted a cumulative return since inception of 1.90% and an average annual return of 0.47%. This year, the Fund has benefited from the strong rebound in the equity markets and has increased its cumulative return to 26.38% and its average annual return since inception to 4.80%. For the year ended September 30, 2003, the fund posted a 24.02% return, compared with 24.40% for the S&P 500 Index.

The Fund was able to capitalize on the strength of consumer spending and the mortgage financing boom. Over the year, our stocks in the financial sector posted the best performance, with Washington Mutual and Triad Guaranty benefiting from the record levels of mortgage financing. Capital One, Citigroup, and Southern Financial were also buoyed by the low interest rate environment and the strength of the consumer. The Fund also gained as a result of the strong performances of D.R. Horton and Lowe's Companies, both of which capitalized on consumers' focus on housing and home improvement.

Along with a stronger economy and stock prices, the market for initial public offerings came back to life in 2003. We chose to participate in eleven initial public offerings over the course of the year, and these investments added 1.74% to this year's total return.

As the Fund marks its fifth anniversary, we are reminded that the original concept for the Fund was to provide an opportunity for smaller investors to benefit from Salem Investment Counselors' expertise and experience in equity management. From inception, the Fund was embraced by the clients of Salem, and they have referred colleagues and friends to the Fund. Several local banks added the Fund to their 401(k) platforms, and local businesses established the Fund as the cornerstone of their retirement plans. Our growth in North Carolina has enabled the Fund to become a presence in 26 states across the United States. From the initial investment of $100,000, the Fund has grown to more than 300 investors and $20 million in assets.

Since the beginning, we have believed that the Fund should be invested across industry sectors with a mix of value and growth stocks in the small, mid and large capitalization categories. We still adhere to that approach, and today the portfolio is slightly overweight in the financial, healthcare and consumer discretionary sectors. Within the various industry sectors, the companies we own include several small-cap banks and large institutional banks which allow the Fund to benefit from consumer and commercial spending.

Three of the Fund's more recent investments include Sony, Given Imaging and Level 3 Communications. Sony is at the forefront of the entertainment industry. Through its Playstation videogame division, movie and television studios, and hardware development, Sony touches every part of the entertainment industry. Sony continues to push the edge of home entertainment with a visionary commitment to new technologies and is positioned to reap the benefits from Japan's economic recovery.

Given Imaging, the originator of capsule endoscopy treatment, is a rising star in the healthcare sector. The Given capsule contains a micro-camera that allows doctors to photograph a patient's digestive system after the patient has swallowed it. This approach is now considered the first course of treatment for Crohn's disease. The technology has been used to diagnose Celiac disease and other malabsorption disorders, benign and malignant tumors of the small intestine, vascular disorders, medication-related small bowel injury, as well as a range of pediatric small bowel disorders. Given is a young company with a proven technology that puts it at the forefront of intestine medical testing.

Level 3 Communications is a new telecommunications/technology holding for the Fund. It operates one of the largest Internet infrastructures in the world, and is the primary provider of internet connectivity for millions of broadband subscribers. Broadband technology is expected to have an adoption rate faster than computers and mobile telephones and is arguably the next great technological development. With its almost proprietary broadband network, Level 3 is poised to be one of the primary beneficiaries of the nation's move to broadband.

We have always considered our Board of Directors to be one of the best assets of the Fund. For this reason, we are saddened to announce that one of our founding board members, Ralph M. Stockton, Jr., resigned from the Board in August due to health reasons. Ralph will be missed, but our Board remains strong thanks to the service of our other founding member, Senator James Broyhill, and the additions of Paul Breitbach, Jim Hanes and James Hilmer. Guided by the vision of providing an investment that everyone can trust and benefit from, the Fund has strived to be fully compliant with all securities laws and to avoid even the appearance of impropriety. In the current environment of scandals and Wall Street malfeasance, we take great pride in the independence and strength of the Fund's Board.

Thank you for your investment in the Fund. We pledge to continue our efforts to grow your investment.

                                                Sincerely yours,

                                                /s/ David B. Rea
                                                ------------------------
                                                David B. Rea, President,
                                                The Shepherd Street Funds

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SHEPHERD STREET EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

            SHEPHERD STREET EQUITY FUND                                     S&P 500 INDEX
            ---------------------------                                     -------------
     10/1/1998                       10,000                      10/1/1998                      10,000
    12/31/1998        20.40%         12,040                     12/31/1998       25.06%         12,506
     3/31/1999         0.33%         12,080                      3/31/1999        4.98%         13,129
     6/30/1999        13.66%         13,730                      6/30/1999        7.05%         14,055
     9/30/1999        -6.48%         12,840                      9/30/1999       -6.24%         13,177
    12/31/1999        12.15%         14,400                     12/31/1999       14.88%         15,138
     3/31/2000         4.75%         15,085                      3/31/2000        2.29%         15,485
     6/30/2000        -0.20%         15,054                      6/30/2000       -2.66%         15,073
     9/30/2000         0.07%         15,064                      9/30/2000       -0.97%         14,927
    12/31/2000        -4.68%         14,359                     12/31/2000       -7.82%         13,759
     3/31/2001        -8.87%         13,085                      3/31/2001      -11.86%         12,128
     6/30/2001        11.03%         14,529                      6/30/2001        5.85%         12,837
     9/30/2001       -18.80%         11,797                      9/30/2001      -14.68%         10,953
    12/31/2001        18.70%         14,004                     12/31/2001       10.71%         12,126
     3/31/2002        -4.95%         13,310                      3/31/2002        0.27%         12,159
     6/30/2002        -9.31%         12,071                      6/30/2002      -13.40%         10,530
     9/30/2002       -15.58%         10,190                      9/30/2002      -17.28%          8,710
    12/31/2002         5.67%         10,768                     12/31/2002        8.44%          9,445
     3/31/2003        -0.78%         10,684                      3/31/2003       -3.15%          9,148
     6/30/2003        12.19%         11,987                      6/30/2003       15.39%         10,556
     9/30/2003         5.43%         12,638                      9/30/2003        2.65%         10,835

           Past performance is not predictive of future performance.

-------------------------------------------
      SHEPHERD STREET EQUITY FUND
      AVERAGE ANNUAL TOTAL RETURNS
  (FOR PERIODS ENDED SEPTEMBER 30, 2003)

        1 YEAR     SINCE INCEPTION*
       --------   -----------------
        24.02%         4.80%
-------------------------------------------

*    Initial public offering of shares was October 2, 1998.

     The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

  SHARES                                                                 VALUE
 ---------                                                             ---------
                  COMMON STOCKS-- 98.6%
                  CONSUMER DISCRETIONARY-- 15.9%
   41,000         AOL Time Warner, Inc. (a) ..................        $  619,510
   57,690         Liberty Media Corporation (a) ..............           575,169
   16,000         Lowe's Companies, Inc. .....................           830,400
   21,000         Sony Corporation - ADR .....................           730,800
   13,100         Tribune Company ............................           601,290
                                                                      ----------
                                                                       3,357,169
                                                                      ----------
                  CONSUMER STAPLES-- 13.6%
   16,175         PepsiCo, Inc. ..............................           741,300
    5,000         Proctor & Gamble Company ...................           464,100
   19,750         SYSCO Corporation ..........................           646,023
   17,000         Walgreen Company ...........................           520,880
    9,000         Wal-Mart Stores, Inc. ......................           502,650
                                                                      ----------
                                                                       2,874,953
                                                                      ----------
                  ENERGY -- 1.4%
   78,600         Dynamic Oil & Gas, Inc. (a) ................           306,540
                                                                      ----------

                  FINANCIALS -- 22.9%
    6,000         American International Group, Inc. .........           346,200
       11         Berkshire Hathaway, Inc. - Class A (a) .....           825,000
   14,500         Capital One Financial Corporation ..........           827,080
   16,333         Citigroup, Inc. ............................           743,315
   20,015         Southern Financial Bancorp, Inc. ...........           788,191
   13,800         Triad Guaranty, Inc. (a) ...................           677,304
   16,000         Washington Mutual, Inc. ....................           629,920
                                                                      ----------
                                                                       4,837,010
                                                                      ----------
                  HEALTH CARE -- 14.4%
   11,400         Cardinal Health, Inc. ......................           665,646
   50,000         Given Imaging Ltd. (a) .....................           542,500
   11,000         Johnson & Johnson ..........................           544,720
    4,000         Merck & Company, Inc. ......................           202,480
   25,000         Pfizer, Inc. ...............................           759,500
   68,000         PharmaNetics, Inc. (a) .....................           336,600
                                                                      ----------
                                                                       3,051,446
                                                                      ----------
                  INDUSTRIALS -- 12.9%
   16,000         Automatic Data Processing, Inc. ............           573,600
   23,000         D. R. Horton, Inc. .........................           752,100
   25,000         General Electric Company ...................           745,250
   25,000         Waste Management, Inc. .....................           654,250
                                                                      ----------
                                                                       2,725,200
                                                                      ----------

THE SHEPHERD STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2003

  SHARES                                                                 VALUE
 ---------                                                             ---------

                  COMMON STOCKS -- 98.6% (Continued)
                  INFORMATION TECHNOLOGY -- 10.8%
   39,000         Cisco Systems, Inc. (a) ....................        $  762,060
   19,000         Intel Corporation ..........................           522,690
   35,900         Microsoft Corporation ......................           997,661
                                                                      ----------
                                                                       2,282,411
                                                                      ----------
                  TELECOMMUNICATION SERVICES -- 6.7%
  145,000         Level 3 Communications, Inc. (a) ...........           785,900
   40,000         Nokia Oyj - ADR ............................           624,000
                                                                      ----------
                                                                       1,409,900
                                                                      ----------

                  TOTAL COMMON STOCKS (Cost $19,196,319)            $ 20,844,629
                                                                    ------------


                  PREFERRED STOCK-- 1.3%
   20,300         Southern Community Financial Corporation, 7.25%,
                   convertible until 3/31/32 (Cost $247,129)       $     281,155
                                                                      ----------

                  MONEY MARKET SECURITIES-- 0.1%
   10,300         First American Treasury Obligation Fund - Class S
                   (Cost $10,300)                                  $      10,300
                                                                      ----------

                  TOTAL INVESTMENTS AT VALUE-- 100.0%
                   (Cost $19,453,748)                              $  21,136,084

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.0%             8,595
                                                                      ----------

                  NET ASSETS-- 100.0%                              $  21,144,679
                                                                      ==========


(a) Non-income producing security.



                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003


ASSETS
Investments in securities:
  At acquisition cost ...........................................    $19,453,748
                                                                     ===========

  At market value (Note 1) ......................................    $21,136,084
Cash ............................................................          3,679
Receivable for capital shares sold ..............................         14,317
Dividends receivable ............................................          9,065
                                                                     -----------
  TOTAL ASSETS ..................................................     21,163,145
                                                                     -----------
LIABILITIES
  Due to Advisor (Note 3) .......................................         13,599
  Accrued distribution fees (Note 3) ............................          4,383
  Other liabilities .............................................            484
                                                                     -----------
    TOTAL LIABILITIES ...........................................         18,466
                                                                     -----------
NET ASSETS ......................................................    $21,144,679
                                                                     ===========


Net assets consist of:
  Common stock (500,000,000 shares ($.0001 par value)
    authorized, 1,757,120 shares outstanding) ...................   $       176
  Additional paid-in capital ....................................    21,258,674
  Accumulated net realized losses from security transactions ....    (1,796,507)
  Net unrealized appreciation on investments ....................     1,682,336
                                                                     -----------
Net Assets ......................................................   $21,144,679
                                                                     ===========


Shares of common stock outstanding ..............................     1,757,120
                                                                     ===========
Net asset value and offering price per share(a) .................   $     12.03
                                                                     ===========


(a) Redemption price varies based on length of time held (Note 1).




                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2003

INVESTMENT INCOME
Dividends .......................................................   $   157,971
                                                                    -----------

EXPENSES
  Investment advisory fees (Note 3) .............................        64,699
  Service fees (Note 3) .........................................        80,873
  Distribution fees (Note 3) ....................................        40,437
                                                                    -----------
    TOTAL EXPENSES ..............................................       186,009
                                                                    -----------

NET INVESTMENT LOSS .............................................       (28,038)
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized losses from security transactions ................      (105,745)
  Net change in unrealized appreciation/depreciation
   on investments ...............................................     3,670,332
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ................     3,564,587
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................   $ 3,536,549
                                                                    ===========



                See accompanying notes to financial statements.


THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                                 YEAR             YEAR
                                                                 ENDED            ENDED
                                                             SEPTEMBER 30,     SEPTEMBER 30,
                                                                 2003              2002
                                                             ------------     ------------
FROM OPERATIONS
  Net investment loss ...............................        $  (28,038)      $  ( 42,839)
  Net realized losses from security transactions ........      (105,745)         (715,800)
  Net change in unrealized appreciation/depreciation
    on investments ......................................     3,670,332        (1,284,617)
                                                             ----------       -----------
Net increase (decrease) in net assets from operations ...     3,536,549        (2,043,256)
                                                             ----------       -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .............................     8,213,859         3,918,910
  Payment for shares redeemed ...........................    (1,990,914)       (1,060,598)
                                                             ----------       -----------
Net increase in net assets from capital
 share transactions .....................................     6,222,945         2,858,312
                                                             ----------       -----------

TOTAL INCREASE IN NET ASSETS ............................     9,759,494           815,056

NET ASSETS
  Beginning of year .....................................    11,385,185        10,570,129
                                                             ----------       -----------
  End of year ...........................................  $ 21,144,679      $ 11,385,185
                                                             ==========       ===========


CAPITAL SHARE ACTIVITY
Sold ....................................................       760,979           320,405
Redeemed ................................................      (177,845)          (87,874)
                                                             ----------       -----------
Net increase in shares outstanding ......................       583,134           232,531
Shares outstanding at beginning of year .................     1,173,986           941,455
                                                             ----------       -----------
Shares outstanding at end of year .......................     1,757,120         1,173,986
                                                             ==========       ===========


                See accompanying notes to financial statements.


THE SHEPHERD STREET EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period


                                                         YEAR            YEAR          YEAR            YEAR          PERIOD
                                                         ENDED           ENDED         ENDED           ENDED          ENDED
                                                       SEPT. 30        SEPT. 30,     SEPT. 30,       SEPT. 30,      SEPT. 30,
                                                         2003            2002          2001            2000          1999(a)
                                                      ----------      ----------    ----------       ---------      ---------


Net asset value at beginning of period ..             $   9.70      $   11.23     $   14.81        $   12.84       $   10.00
                                                      --------      ---------     ---------        ---------       ---------

Income (loss) from investment operations:
  Net investment income (loss) ..........                (0.02)         (0.04)        (0.04)           (0.04)           0.01
  Net realized and unrealized gains
    (losses) on investments .............                 2.35          (1.49)        (3.08)            2.26            2.83
                                                      --------      ---------     ---------        ---------       ---------
Total from investment operations ........                 2.33          (1.53)        (3.12)            2.22            2.84
                                                      --------      ---------     ---------        ---------       ---------

Less distributions:
  Dividends from net investment income ..                   --            --            --             (0.01)             --
  Distributions from net realized gains .                   --            --          (0.46)           (0.24)             --
                                                      --------      ---------     ---------        ---------       ---------
Total distributions .....................                   --            --          (0.46)          ( 0.25)             --
                                                      --------      ---------     ---------        ---------       ---------

Net asset value at end of period ........             $  12.03      $    9.70     $   11.23        $   14.81       $   12.84
                                                      ========      =========     =========        =========       =========


Total return ............................                24.02%       ( 13.62%)     ( 21.69%)          17.32%          28.40%

Net assets at end of period (000's) .....           $   21,145     $   11,385     $  10,570         $  9,658       $   5,707
Ratio of expenses to average net assets .                 1.15%          1.15%         1.16%            1.25%           1.25%(b)
Ratio of net investment income (loss)
 to average net assets ..................                (0.17%)        (0.33%)       (0.36%)          (0.37%)          0.10%(b)
Portfolio turnover rate .................                   70%            65%           68%              73%             28%(b)

(a) Represents the period from the commencement of operations (October 2, 1998) through September 30, 1999.

(b)  Annualized.


                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and currently offers one series of shares, the Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940. The Fund's investment objective is growth of capital. The Fund's registration statement became effective with the Securities and Exchange Commission on October 1, 1998 and the Fund commenced operations on October 2, 1998.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 0.5% if redeemed within six months of the date of purchase. For the years ended September 30, 2003 and 2002, proceeds from redemption fees totaled $355 and $518, respectively.

Security transactions and investment income -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions during the years ended September 30, 2003 and 2002.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003

assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

For the year ended September 30, 2003, the Fund reclassified its net investment loss of $28,038 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has not effect on the Fund's net assets or net asset value per share.

The tax character of distributable earnings at September 30, 2003 was as follows:

--------------------------------------------------------------------------------
Capital loss carryforwards .......................   $ (1,741,804)
Post-October losses ..............................           (218)
Unrealized appreciation ..........................      1,627,851
                                                      -----------
Accumulated deficit ..............................   $   (114,171)
                                                      ===========
--------------------------------------------------------------------------------

The  capital  loss  carryforwards  for  federal  income tax  purposes  expire as follows:
                      Amount           Expires September 30,
                      ------           ---------------------
                  $  262,250                   2009
                     540,720                   2010
                     938,834                   2011
                  ----------
                 $ 1,741,804
                  ==========

In addition, the Fund had net realized capital losses of $218 during the period November 1, 2002 through September 30, 2003, which are treated for federal income tax purposes as arising during the Fund's tax-year ending September 30, 2004. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003

The following information is based upon the federal income tax cost of investment securities of $19,508,233 as of September 30, 2003:

--------------------------------------------------------------------------------
Gross unrealized appreciation ....................  $  3,209,627
Gross unrealized depreciation ....................    (1,581,776)
                                                     -----------
Net unrealized appreciation ......................  $  1,627,851
                                                     ===========
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

2. INVESTMENT TRANSACTIONS
During the year ended September 30, 2003, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $17,667,432 and $11,280,150, respectively.

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Salem Investment Counselors, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended September 30, 2003, the Advisor received fees of $64,699 under the Advisory Agreement.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. For the year ended September 30, 2003, the Advisor received fees of $80,873 under the Servicing Agreement.

The Fund and the Advisor are parties to mutual fund services agreements with Ultimus Fund Solutions, LLC ("Ultimus"), under which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Fund).

The Fund and the Advisor are parties to a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), under which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund.

THE  SHEPHERD  STREET  EQUITY  FUND
--------------------------------------------------------------------------------
NOTES  TO THE  FINANCIAL  STATEMENTS (Continued)
SEPTEMBER 30, 2003


The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to result in the sale or retention of Fund shares. Under the Plan, the Advisor is reimbursed for distribution-related expenditures made pursuant to the Plan at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended September 30, 2003, the Advisor received payments from the Fund of $40,437.

Certain directors and officers of the Fund are directors and officers of the Advisor or of Ultimus.

4. BANK LINE OF CREDIT

The Fund has an unsecured $150,000 bank line of credit. Borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. As of September 30, 2003, the Fund had no outstanding borrowings under the line of credit.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE SHEPHERD STREET FUNDS, INC.
WINSTON-SALEM, NORTH CAROLINA

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, as of September 30, 2003, of The Shepherd Street Funds, Inc. (consisting of The Shepherd Street Equity Fund) and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period October 2, 1998 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Shepherd Street Equity Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period October 2, 1998 to September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker


Philadelphia, Pennsylvania
October 23, 2003

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS (UNAUDITED)

Overall responsibility for management of the Company rests with the Board of Directors. The Directors serve during the lifetime of the Company and until its termination, or until death, resignation, retirement or removal. The Directors, in turn, elect the officers of the Company to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Director and executive officer of the
Company:

                                                                                        NUMBER OF
                                                POSITION(S)                             PORTFOLIOS IN FUND   OTHER
                                LENGTH OF       HELD WITH     PRINCIPAL OCCUPATION(S)   COMPLEX OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE           TIME SERVED     COMPANY       DURING PAST 5 YEARS       BY DIRECTOR          HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
*David B. Rea (age 48)         Since            President/    Investment Counselor with       1                  None
480 Shepherd Street            Sept. 1998       Director      Salem Investment
Winston-Salem, NC 27114                                       Counselors, Inc.

*William R. Watson (age 62)    Since            Director/     Investment Counselor with       1                  None
480 Shepherd Street            Sept. 1998       Vice          Salem Investment
Winston-Salem, NC 27114                         President     Counselors, Inc.


INDEPENDENT DIRECTORS:

James T. Broyhill (age 76)**   Since            Director      Retired. Former U.S.            1               Director of BMC
1930 Virginia Road             May 2002                       Congressman; former                             Fund, Inc., a
Winston-Salem, NC 27104                                       Secretary of North Carolina                     closed-end
                                                              Department of Economic and                      management
                                                              Community Development.                          investment company.

J. Paul Breitbach (age 65)     Since            Director      Retired. Prior to January       1                   None
320 Buckingham Road            May 2002                       2002, Executive Vice
Winston-Salem, NC 27104                                       President of Krispy Kreme
                                                              Doughnut Corporation

James L. Hilmer (age 58)       Since            Director      Marketing consultant            1                   None
621 Idlewyld Drive             May 2002
Fort Lauderdale, FL 33301

James G. Hanes III (age 60)    Since            Director      Serves on a number of           1                   None
3920 Beechridge Road           July 2002                      community boards and is
Winston-Salem, NC 27106                                       involved in numerous
                                                              philanthropic causes; farmer
                                                              in southern Virginia




                                       15

THE SHEPHERD STREET EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS (UNAUDITED)
(Continued)

                                                                                        NUMBER OF
                                                POSITION(S)                             PORTFOLIOS IN FUND   OTHER
                                LENGTH OF       HELD WITH     PRINCIPAL OCCUPATION(S)   COMPLEX OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE           TIME SERVED     COMPANY       DURING PAST 5 YEARS       BY DIRECTOR          HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:

Robert T. Beach (age 57) **    Since            Vice          Investment Counselor with       1                   None
480 Shepherd Street            Sept. 1998       President     Salem Investment
Winston-Salem, NC 27114                                       Counselors, Inc.

Dale M. Brown (age 50)         Since            Vice          Investment Counselor with       1                   None
480 Shepherd Street            Sept. 1998       President     Salem Investment
Winston-Salem, NC 27114                                       Counselors

Jeffrey C. Howard (age 49)     Since            Secretary and Investment Counselor with       1                   None
480 Shepherd Street            Sept. 1998       Treasurer     Salem Investment
Winston-Salem, NC 27114                                       Counselors, Inc.



* David B. Rea and William R. Watson, as affiliated persons of the Advisor, are "interested persons" of the Company within the meaning of Section 2(a)(19) of the Investment Company Act.

**   James T. Broyhill is the father-in-law of Robert T. Beach.


Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-575-4800.

                     (This page intentionally left blank.)

                              INVESTMENT ADVISOR:
                       Salem Investment Counselors, Inc.
                              480 Shepherd Street
                      Winston-Salem, North Carolina 27103

                             SHAREHOLDER SERVICES:
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                                 1-888-575-4800

                                 LEGAL COUNSEL:
                            Kilpatrick Stockton LLP
                              3737 Glenwood Avenue
                                   Suite 400
                               Raleigh, NC 27612

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                             Philadelphia, PA 19103



A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-575-4800, or on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.


As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Pursuant to Item 10(a), a copy of its code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted an express or implied waiver from the provisions of the code of ethics.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is J. Paul Breitbach. Mr. Breitbach is "independent" for purposes of this Item.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


Not required


ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES


Not required


ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not required


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.


(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 301-2(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.


(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.


File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.


(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto


(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto





Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Exhibit 99.CODE ETH      Code of Ethics

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)     The Shepherd Street Funds, Inc.
              --------------------------------------------------------




By (Signature and Title)*     /s/ David B. Rea
                           -------------------------------------------
                              David B. Rea, President


Date     December 1, 2003
       ---------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*     /s/ David B. Rea
                           -------------------------------------------
                              David B. Rea, President


Date     December 1, 2003
       ---------------------





By (Signature and Title)*     /s/ Jeffrey C. Howard
                           -------------------------------------------
                              Jeffrey C. Howard, Treasurer


Date     December 1, 2003
       ---------------------



* Print the name and title of each signing officer under his or her signature.